PAYOFF LETTER This Payoff Letter (this “Letter”) is entered into as of January 18, 2024 by and between Streeterville Capital, LLC, a Utah limited liability company (“Lender”), and Energy Focus, Inc., a Delaware corporation (“Borrower”). NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. All obligations owed by Borrower to Lender under that certain Promissory Note dated April 21, 2022 in the original principal amount of $2,000,000.00 (the “Note”) will be paid in full upon Lender’s timely receipt of the Payoff Amount (as defined below) and the Exchange Shares (as defined below). 2. The cash payoff amount is $1,000,000.00 (the “Payoff Amount”). 3. The number of shares of Borrower’s common stock owed by Borrower to Lender pursuant to that certain Exchange Agreement dated January 18, 2024 between Borrower and Lender is 94,440 (the “Exchange Shares”), 4. In the event Borrower delivers to Lender the Payoff Amount on or before January 19, 2024 and the Exchange Shares on or before January 23, 2024, Borrower will be released from any and all liability under the Note and the Note will be deemed paid in full, cancelled and of no further force or effect. 5. This Letter and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein, neither Borrower nor Lender makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Letter may be waived or amended other than by an instrument in writing signed by the parties hereto. 6. If any action at law or in equity is brought by a party to enforce or interpret the terms of this Letter or any other document contemplated hereby, the Prevailing Party (defined below) shall be entitled to reasonable attorneys’ fees, costs and disbursements, in addition to any other relief to which such party may be entitled. “Prevailing Party” shall mean the party in any litigation or enforcement action that prevails in the highest number of final rulings, counts or judgments adjudicated by a court of competent jurisdiction. 7. This Letter shall be governed by and interpreted in accordance with the laws of the State of Utah for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. 8. The individual signing below warrants and represents that he possesses the requisite authority to bind the entity on whose behalf he signs. [Remainder of page intentionally left blank] Doc ID: ff6104220600cef85f12cf79bc6420d79f8f3cbf

[Signature Page to Payoff Letter] IN WITNESS WHEREOF, the undersigned have executed this Letter as of the date first set forth above. BORROWER: ENERGY FOCUS, INC. By: Chiao Chieh Jay Huang, CEO LENDER: STREETERVILLE CAPITAL, LLC By: John M. Fife, President Doc ID: ff6104220600cef85f12cf79bc6420d79f8f3cbf